_________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                          Reported)  March 25, 1997


     FINANCIAL ASSET SECURITIES CORP., (as depositor)


                        FINANCIAL ASSET SECURITIES CORP.


_________________________________________________________________
     (Exact name of registrant as specified in its charter)


         Delaware                333-21071       06-1442010
____________________________  ______________ __________________
(State or Other Jurisdiction  (Commission    (I.R.S. Employer
     of Incorporation)        File Number)   Identification No.)

600 Steamboat Road
Greenwich, Connecticut                              06830
_____________________________                     _________
(Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (203) 625-2700
                                                   _____ ________

_________________________________________________________________



Item 5.  Other Events.
____     ____________

Filing of Derived Materials.
___________________________

     In connection with the offering of the Home Equity Loan Pass-Through Certificates, Series 1997-1 (the "Certificates") Greenwich Capital Markets, Inc. as underwriter of the Certificates (the "Underwriter"), has prepared certain materials (the "Derived Materials") for distribution to its potential investors. Although the Registrant provided the Underwriter with certain information regarding the characteristics of the assets in the related portfolio, it did not participate in the preparation of the Derived Materials. Concurrently with the filing hereof, pursuant to Rule 202 of Regulation 202, the Registrant is filing certain computational materials by paper filing on Form SE in reliance on a continuing hardship exemption.

     For purposes of this Form 8-K, Derived Materials shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life, duration; expected maturity; loss sensitivity; cash flow characteristics; background information regarding the assets; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature, as well as certain matters relating to the collateral for such transaction.


Item 7.   Financial Statements, Pro Forma Financial
____      _________________________________________
          Information and Exhibits.
          ________________________

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99  Computational Materials for Series 1997-1.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FINANCIAL ASSET SECURITIES CORP.



                              By: /s/ Peter McMullin

                                  _____________________
                                   Peter McMullin



Dated:  March 27, 1997




                                    Exhibit Index
                                    _____________
  Exhibit                                               Page
  _______                                               ____

   99   Computational Materials for Series 1997-1       6






                                        EXHIBIT 99